UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03851

Nicholas II, Inc.
(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 09/30/2021

Date of reporting period: 09/30/2021

Item 1. Report to Stockholders.

ANNUAL REPORT
September 30, 2021

NICHOLAS II, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.nicholasfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

WWW.NICHOLASFUNDS.COM

NICHOLAS II, INC.

November 2021

Dear Fellow Shareholders,

     For the one-year period ended September 30, 2021, Nicholas II – Class I returned 30.26% compared to the Russell Midcap Growth Index of 30.45% and the Russell Midcap Index of 38.11%.

     Coming into the start of this fiscal year, economic growth had been accelerating for several months after the deep declines in economic activity caused by shutdowns due to COVID-19. Investors started rotating from the safety of highly valued technology and growth stocks that they piled into during the heart of COVID-19 into sectors that disproportionately benefit from an improving economy such as industrials, consumer discretionary, and energy. That continued until late Spring of 2021 when the Delta variant strain of COVID-19 caused some investor anxiety and the uncertainty of its impact led to a “flight to quality” resulting in a declining 10-year US Treasury rate and a rotation back into the safety of high-growth stocks. Despite the Delta variant scare, stock markets trended higher as economic growth remained robust, and analysts continued to revise earnings estimates higher for companies. Stocks tend to react favorably to positive earnings revisions, and this period was no exception.

     As is typical, there is no shortage of risks for the overall stock market including rising inflation in terms of labor and input costs, the Federal Reserve likely tapering its asset purchases and eventually raising short-term interest rates, uncertainty over legislation governing infrastructure spending and higher tax rates, potential future COVID-19 outbreaks, etc. While we never forecast short-term stock market moves, over the long-term we believe the vibrance of the US economy and the resulting positive corporate earnings growth will drive stocks higher; however, the appreciation is unlikely to be as robust as what we have seen in recent years as earnings growth is likely past peak growth rates and the market trades at a high valuation historically. We remain positioned for a rotation into low duration stocks, as their valuations relative to technology and other high growth stocks remain historically inexpensive.

     Returns for Nicholas II, Inc. (the “Fund”) Class I and Class N and selected indices are provided in the chart below for the periods ended September 30, 2021.

		Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year
Nicholas II, Inc. – Class I	30.26%	15.60%	16.58%	15.73%	10.73%
Nicholas II, Inc. – Class N	29.85%	15.22%	16.20%	15.34%	10.35%
Morningstar Mid-Cap
Growth Category	33.09%	18.19%	18.82%	16.49%	11.38%
Russell Midcap Growth Index	30.45%	19.14%	19.27%	17.54%	11.98%
Standard & Poor’s 500 Index	30.00%	15.99%	16.90%	16.63%	10.37%
Ending value of $10,000 invested in
Nicholas II, Inc. – Class I	$13,026	$15,449	$21,531	$43,086	$46,106
Ending value of $10,000 invested in
Nicholas II, Inc. – Class N	$12,985	$15,297	$21,181	$41,658	$43,833
Fund’s Class I Expense Ratio (from 01/29/21 Prospectus): 0.60%
Fund’s Class N Expense Ratio (from 04/30/21 Prospectus): 0.90%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares of this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     The Fund’s slight relative underperformance vs. the Russell Midcap Growth Index was driven mainly by stock selection in the industrials and real estate sectors, an underweight of the technology sector, and a drag from cash. This was almost fully offset by positive stock selection in consumer discretionary, consumer staples, financials, healthcare, technology, and materials and an overweighting of the financials and real estate sectors which both outperformed the overall index.

     The Fund’s best-performing stocks in the one-year period ended September 30, 2021, were Gartner (+143%), CBRE Group (+107%), Palo Alto Networks (+96%), Raymond James Financial (+93%), and Charles River Laboratories International (+82%). The worst-performing stocks were Wix (-32%), Ollie’s Bargain Outlet Holdings (-31%), Vertex Pharmaceuticals (-21%), Coupa Software (-20%), and RingCentral (-13%).

     As of September 30, 2021, the Fund had 70 stocks and approximately 3% cash. The period end sector weightings were information technology 24%, industrials 24%, health care 20%, consumer discretionary 11%, financials 8%, consumer staples 4%, real estate 3% and materials 3%.

     We remain focused on owning high quality companies with sustainable competitive advantages, consistent revenue and earnings growth, strong balance sheets and management teams, and that are trading at reasonable valuations. We believe that investors will continue to rotate toward more reasonably valued stocks as the economy experiences a sustained recovery, and the Fund and our shareholders are positioned to benefit from this.

Thank you for your continued support.

David O. Nicholas	Brian J. Janowski
Lead Portfolio Manager	Co-Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor’s (“S&P”) 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar investment objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
NICHOLAS II, INC. – CLASS I, RUSSELL MIDCAP INDEX AND
RUSSELL MIDCAP GROWTH INDEX

     The line graph which follows compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Class I, to the same investment over the same period in two peer group indices. The graph assumes a $100,000 investment in the Fund’s Class I and the indices at the beginning of the first fiscal year. The peer group in the graph includes the Russell Midcap Index and the Russell Midcap Growth Index. The Adviser believes the Russell Midcap Index and the Russell Midcap Growth Index are representative of the performance of small- and medium-capitalization growth companies in which the Fund primarily invests.

     The Fund’s Class I average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	September 30,	September 30,	September 30,
	2021	2021	2021
Average Annual Total Return	30.26%	16.58%	15.73%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCTWX)
For a share outstanding throughout each period

		Years Ended September 30,
	2021	2020	2019	2018	2017
NET ASSET VALUE, BEGINNING OF PERIOD	$28.68	$29.61	$30.37	$28.79	$25.41
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.05	.07	.10	.18	.04
Net gain on securities
(realized and unrealized)	8.45	2.21	2.08	4.45	4.59
Total from investment operations	8.50	2.28	2.18	4.63	4.63
LESS DISTRIBUTIONS
From net investment income	(.05)	(.11)	(.18)	(.03)	(.07)
From net capital gain	(1.15)	(3.10)	(2.76)	(3.02)	(1.18)
Total distributions	(1.20)	(3.21)	(2.94)	(3.05)	(1.25)
NET ASSET VALUE, END OF PERIOD	$35.98	$28.68	$29.61	$30.37	$28.79

TOTAL RETURN	30.26%	7.85%	9.97%	17.10%	19.02%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$1,031.3	$847.7	$828.6	$795.9	$704.6
Ratio of expenses to average net assets	.59%	.60%	.60%	.60%	.61%
Ratio of net investment income
to average net assets	.15%	.25%	.34%	.63%	.17%
Portfolio turnover rate	19.57%	22.89%	19.75%	26.63%	29.20%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNTWX)
For a share outstanding throughout each period

		Years Ended September 30,
	2021	2020	2019		2018	2017
NET ASSET VALUE, BEGINNING OF PERIOD	$27.94	$28.91	$29.72		$28.29	$25.00
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	(.05)	(.01)	(.00	)(2)	.09	(.04)
Net gain on securities
(realized and unrealized)	8.23	2.16	2.03		4.36	4.51
Total from investment operations	8.18	2.15	2.03		4.45	4.47
LESS DISTRIBUTIONS
From net investment income	—	(.02)	(.08)		—	—
From net capital gain	(1.15)	(3.10)	(2.76)		(3.02)	(1.18)
Total distributions	(1.15)	(3.12)	(2.84)		(3.02)	(1.18)
NET ASSET VALUE, END OF PERIOD	$34.97	$27.94	$28.91		$29.72	$28.29

TOTAL RETURN	29.85%	7.54%	9.55%		16.74%	18.61%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$95.6	$85.0	$96.7		$101.2	$97.2
Ratio of expenses to average net assets	.89%	.90%	.95%		.93%	.94%
Ratio of net investment income (loss)
to average net assets	(.15)%	(.05)%	(.01)%		.31%	(.16)%
Portfolio turnover rate	19.57%	22.89%	19.75%		26.63%	29.20%

(1)	Computed based on average shares outstanding.
(2)	Amount rounds to $0.00.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
September 30, 2021 (unaudited)

Percentage
Name	of Net Assets
TransUnion	2.40%
O’Reilly Automotive, Inc.	2.01%
Palo Alto Networks, Inc.	1.98%
Charles River Laboratories International, Inc.	1.88%
Verisk Analytics, Inc.	1.86%
CDW Corporation	1.86%
CBRE Group, Inc.	1.78%
PerkinElmer, Inc.	1.74%
Broadridge Financial Solutions, Inc.	1.74%
Gartner, Inc.	1.71%
Total of top ten	18.96%

Sector Diversification (as a percentage of portfolio)
September 30, 2021 (unaudited)

Fund Expenses
For the six month period ended September 30, 2021 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/21	09/30/21	04/01/21 - 09/30/21
Actual	$1,000.00	$1,085.70	$3.03
Hypothetical	1,000.00	1,022.09	2.94
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.58%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Fund Expenses (continued)
For the six month period ended September 30, 2021 (unaudited)

Class N
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period**
	03/31/21	09/30/21	04/01/21 - 09/30/21
Actual	$1,000.00	$1,083.70	$4.60
Hypothetical	1,000.00	1,020.59	4.46
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Schedule of Investments
September 30, 2021

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.47%
	Consumer Discretionary – Retailing — 7.11%
58,770	Burlington Stores, Inc.*	$16,665,409
121,430	CarMax, Inc.*	15,538,183
128,329	Ollie’s Bargain Outlet Holdings, Inc.*	7,735,672
37,000	O’Reilly Automotive, Inc.*	22,609,220
48,810	Ulta Beauty, Inc.*	17,616,505
		80,164,989
	Consumer Discretionary – Services — 3.95%
4,730	Chipotle Mexican Grill, Inc.*	8,596,870
28,890	Domino’s Pizza, Inc.	13,779,374
280,000	Service Corporation International	16,872,800
244,745	Wendy’s Company (The)	5,306,072
		44,555,116
	Consumer Staples – Food & Staples Retailing — 1.65%
338,006	BJ’s Wholesale Club, Inc.*	18,563,290
	Consumer Staples – Food, Beverage & Tobacco — 2.48%
66,000	Constellation Brands, Inc. – Class A	13,905,540
228,466	Lamb Weston Holdings, Inc.	14,020,958
		27,926,498
	Financials – Banks — 5.01%
394,487	Citizens Financial Group, Inc.	18,532,999
1,155,612	First Horizon Corporation	18,824,919
350,670	Webster Financial Corporation	19,097,488
		56,455,406
	Financials – Diversified — 3.23%
160,000	Northern Trust Corporation	17,249,600
207,285	Raymond James Financial, Inc.	19,128,260
		36,377,860
	Health Care – Equipment & Services — 13.16%
37,365	Cooper Companies, Inc. (The)	15,443,328
178,330	Globus Medical, Inc. – Class A*	13,663,645
215,000	Hologic, Inc.*	15,869,150
32,500	Insulet Corporation*	9,237,475
159,688	LivaNova PLC*	12,645,693
64,940	ResMed Inc.	17,114,937
280,000	Smith & Nephew plc	9,615,200
82,515	STERIS plc	16,856,164
106,753	Tandem Diabetes Care, Inc.*	12,744,173

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2021

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.47% (continued)
	Health Care – Equipment & Services — 13.16% (continued)
40,693	Teleflex Incorporated	$15,322,949
34,000	Veeva Systems Inc. – Class A*	9,797,780
		148,310,494
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 6.77%
51,230	Charles River Laboratories International, Inc.*	21,141,084
75,840	IQVIA Holdings Inc.*	18,166,714
12,670	Mettler-Toledo International Inc.*	17,451,151
113,080	PerkinElmer, Inc.	19,595,633
		76,354,582
	Industrials – Capital Goods — 15.24%
225,000	A.O. Smith Corporation	13,740,750
127,500	AMETEK, Inc.	15,811,275
291,100	Fastenal Company	15,023,671
213,765	Fortive Corporation	15,085,396
204,100	Fortune Brands Home & Security, Inc.	18,250,622
190,240	Graco Inc.	13,311,093
70,000	IDEX Corporation	14,486,500
78,000	L3Harris Technologies, Inc.	17,178,720
45,300	Lennox International Inc.	13,325,901
77,500	Nordson Corporation	18,456,625
197,737	Westinghouse Air Brake Technologies Corporation	17,046,907
		171,717,460
	Industrials – Commercial & Professional Services — 6.92%
240,000	IAA, Inc.*	13,096,800
141,105	Republic Services, Inc.	16,941,066
240,500	TransUnion	27,010,555
104,510	Verisk Analytics, Inc.	20,930,218
		77,978,639
	Industrials – Transportation — 1.52%
60,000	Old Dominion Freight Line, Inc.	17,158,800
	Information Technology – Hardware & Equipment — 3.04%
114,885	CDW Corporation	20,911,368
31,030	Teledyne Technologies Incorporated*	13,329,867
		34,241,235

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2021

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.47% (continued)
	Information Technology – Semiconductors
	& Semiconductor Equipment — 4.59%
113,750	Microchip Technology Incorporated	$17,459,487
157,915	Power Integrations, Inc.	15,632,006
112,890	Skyworks Solutions, Inc.	18,602,014
		51,693,507
	Information Technology – Software & Services — 16.26%
189,385	Anaplan, Inc.*	11,531,653
117,500	Broadridge Financial Solutions, Inc.	19,580,200
4,825	Coupa Software Incorporated*	1,057,543
75,100	CyberArk Software Ltd.*	11,852,282
66,065	FleetCor Technologies, Inc.*	17,260,803
63,235	Gartner, Inc.*	19,215,852
81,867	Jack Henry & Associates, Inc.	13,431,100
46,615	Palo Alto Networks, Inc.*	22,328,585
65,000	Paylocity Holding Corporation*	18,226,000
138,785	PTC Inc.*	16,625,055
40,082	RingCentral, Inc. Class A*	8,717,835
22,000	Twilio Inc. – Class A*	7,019,100
140,710	Zendesk, Inc.*	16,377,237
		183,223,245
	Materials — 2.57%
93,725	AptarGroup, Inc.	11,186,079
105,000	Vulcan Materials Company	17,761,800
		28,947,879
	Real Estate — 2.97%
205,865	CBRE Group, Inc.*	20,043,016
173,729	CyrusOne Inc.	13,448,362
		33,491,378
	TOTAL COMMON STOCKS
	(cost $556,929,008)	1,087,160,378

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2021

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 3.52%
	U.S. Government Securities — 2.04%
$3,500,000	U.S. Treasury Bill 10/28/2021, 0.013%	$3,499,967
12,000,000	U.S. Treasury Bill 11/02/2021, 0.031%	11,999,680
5,500,000	U.S. Treasury Bill 11/12/2021, 0.020%	5,499,872
2,000,000	U.S. Treasury Bill 11/26/2021, 0.020%	1,999,938
		22,999,457
	Money Market Fund — 1.48%
16,716,205	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield 0.03%	16,716,205
	TOTAL SHORT-TERM INVESTMENTS
	(cost $39,715,662)	39,715,662
	TOTAL INVESTMENTS
	(cost $596,644,670) — 99.99%	1,126,876,040
	OTHER ASSETS, NET OF LIABILITIES — 0.01%	102,959
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$1,126,978,999

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2021

ASSETS
Investments in securities at value (cost $596,644,670)	$1,126,876,040
Receivables —
Investment securities sold	1,755,231
Dividend and interest	689,713
Capital stock subscription	536
Total receivables	2,445,480
Other	33,351
Total assets	1,129,354,871

LIABILITIES
Payables —
Investment securities purchased	1,719,527
Due to adviser —
Management fee	496,620
Accounting and administrative fee	24,112
Total due to adviser	520,732
12b-1 and servicing fee	50,012
Other payables and accrued expense	85,601
Total liabilities	2,375,872
Total net assets	$1,126,978,999

NET ASSETS CONSIST OF
Paid in capital	$491,053,729
Accumulated distributable earnings	635,925,270
Total net assets	$1,126,978,999

Class I
Net assets	$1,031,329,599
Shares outstanding	28,661,568
NET ASSET VALUE PER SHARE ($.01 par value,
125,000,000 shares authorized), offering price and redemption price	$35.98

Class N
Net assets	$95,649,400
Shares outstanding	2,735,140
NET ASSET VALUE PER SHARE ($.01 par value,
75,000,000 shares authorized), offering price and redemption price	$34.97

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended September 30, 2021

INCOME
Dividend	$7,968,651
Interest	4,595
Total income	7,973,246

EXPENSES
Management fee	5,557,186
Accounting and administrative fees	269,109
12b-1 fees – Class N	187,075
Transfer agent fees	184,784
Servicing fees – Class N	93,538
Registration fees	71,395
Custodian fees	53,862
Audit and tax fees	39,949
Accounting system and pricing service fees	35,204
Insurance	32,155
Directors’ fees	25,695
Postage and mailing	24,637
Printing	23,075
Legal fees	11,997
Other operating expenses	18,295
Total expenses	6,627,956
Net investment income	1,345,290

NET REALIZED GAIN ON INVESTMENTS	104,471,005

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	167,112,421
Net realized and unrealized gain on investments	271,583,426
Net increase in net assets resulting from operations	$272,928,716

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended September 30, 2021 and 2020

	2021	2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$1,345,290	$1,983,669
Net realized gain on investments	104,471,005	36,617,947
Change in net unrealized appreciation/
depreciation on investments	167,112,421	27,552,995
Net increase in net assets
resulting from operations	272,928,716	66,154,611

DISTRIBUTIONS TO SHAREHOLDERS
From investment operations – Class I	(34,587,434)	(89,330,878)
From investment operations – Class N	(3,300,530)	(11,219,270)
Total distributions	(37,887,964)	(100,550,148)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(362,763 and 847,966 shares, respectively)	12,163,644	23,000,204
Reinvestment of distributions – Class I
(1,030,177 and 2,934,592 shares, respectively)	32,399,070	83,166,328
Cost of shares redeemed – Class I
(2,288,498 and 2,210,444 shares, respectively)	(75,549,983)	(58,424,079)
Proceeds from shares issued – Class N
(52,515 and 494,837 shares, respectively)	1,723,913	13,834,456
Reinvestment of distributions – Class N
(106,732 and 401,760 shares, respectively)	3,270,264	11,116,712
Cost of shares redeemed – Class N
(466,567 and 1,199,939 shares, respectively)	(14,763,216)	(30,945,872)
Change in net assets derived
from capital share transactions	(40,756,308)	41,747,749
Total increase in net assets	194,284,444	7,352,212

NET ASSETS
Beginning of period	932,694,555	925,342,343
End of period	$1,126,978,999	$932,694,555

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2021

(1) Summary of Significant Accounting Policies —

Nicholas II, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment
Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

      Level 1 – quoted prices in active markets for identical investments

Notes to Financial Statements (continued)
September 30, 2021

      Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

      Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$1,087,160,378
Money Market Fund	16,716,205
Level 2 –
U.S. Government Securities	22,999,457
Level 3 –
None	—
Total	$1,126,876,040
(1) See Schedule of Investments for further detail by industry.
The Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for 12b-1 fees and shareholder servicing fees and certain other fees and expenses related to one class of shares.

Notes to Financial Statements (continued)
September 30, 2021

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. From May 1, 2017 through January 31, 2018, the servicing fee was voluntarily reduced to 0.06%. From February 1, 2018 through
July 31, 2018, the servicing fee was increased to 0.08% and from August 1, 2018 through February 3, 2020 was increased to 0.10%. From February 4, 2020 through
August 31, 2020 the servicing fee was reduced from 0.10% to 0.06% and from
September 1, 2020 through period end was increased to 0.10%. From February 4,
2020 through period end the 12b-1 fee was reduced from 0.25% to 0.20%.
Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At September 30, 2021, no reclassifications were recorded.

The tax character of distributions paid during the years ended September 30, was as follows:

	09/30/2021	09/30/2020
Distributions paid from:
Ordinary income	$1,408,367	$4,271,615
Long-term capital gain	36,479,597	96,278,533
Total distributions paid	$37,887,964	$100,550,148

As of September 30, 2021, investment cost for federal tax purposes was
$596,644,670 and the tax basis components of net assets were as follows:

Unrealized appreciation	$534,233,162
Unrealized depreciation	(4,001,792)
Net unrealized appreciation	530,231,370
Undistributed ordinary income	1,861,310
Accumulated undistributed
net realized capital gains	103,832,590
Paid in capital	491,053,729
Net assets	$1,126,978,999

There were no differences between financial statement and tax-basis cost.

Notes to Financial Statements (continued)
September 30, 2021

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2021. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended
September 30, 2021. At September 30, 2021, the fiscal years 2018 through 2021 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services -
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2021. There have been no material subsequent events since September 30, 2021 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million, 0.60% of the average net asset value over
$50 million up to and including $100 million and 0.50% of the average net asset value in excess of $100 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $6,997 for the year ended September 30,
2021 for legal services rendered by this law firm.

Notes to Financial Statements (continued)
September 30, 2021

(3) Investment Transactions —

For the year ended September 30, 2021, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$204,133,809 and $291,887,774, respectively.

Report of Independent Registered
Public Accounting Firm

To the shareholders and the Board of Directors of Nicholas II, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas II, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
November 22, 2021

We have served as the auditor of one or more Nicholas investment companies since 1977.

Historical Record Class I
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
Class I	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
October 17, 1983(1)	$10.00	$—		$—		—	$10,000
September 30, 1984	11.66	—		—		12.6 times	11,660
September 30, 1985	14.39	0.0930		0.1860		11.7	14,742
September 30, 1986	16.90	0.1630		0.0610		15.0	17,581
September 30, 1987	21.01	0.4200		0.5130		20.9	23,108
September 30, 1988	18.58	0.3380		1.3030		15.0	22,766
September 30, 1989	21.76	0.3350		0.0800		17.1	27,291
September 30, 1990	17.39	0.3124		0.6686		14.8	22,888
September 30, 1991	23.87	0.3422		0.1434		17.8	32,250
September 30, 1992	24.53	0.2447		0.4042		17.3	34,052
September 30, 1993	26.94	0.2350		0.8000		18.1	38,885
September 30, 1994	26.71	0.2000		1.4700		18.5	41,020
September 30, 1995	30.07	0.2056		1.8944		20.8	50,205
September 30, 1996	33.34	0.1750		2.4979		28.9	60,922
September 30, 1997	40.65	0.0779		3.1621		31.4	82,206
September 30, 1998	34.78	0.0810		5.2282		28.6	80,845
September 30, 1999	31.83	0.1337		4.0049		29.0	82,864
September 30, 2000	36.58	0.0100		0.4701		35.1	96,527
September 30, 2001	17.54	—		13.1200		23.4	76,361
September 30, 2002	15.34	—		0.5766		22.2	68,730
September 30, 2003	18.97	—		—		22.9	84,994
September 30, 2004	21.88	—		0.0015		22.9	98,040
September 30, 2005	23.50	—		0.9146		23.3	109,547
September 30, 2006	23.11	0.0083		2.1472		22.4	118,142
September 30, 2007	25.18	0.0643		1.0460		23.4	134,908
September 30, 2008	19.15	0.0978		2.5678		17.5	115,141
September 30, 2009	17.02	0.1072		1.1206		19.2	111,845
September 30, 2010	19.31	0.0957		—		20.7	127,575
September 30, 2011	18.72	0.0867		0.3831		17.2	126,423
September 30, 2012	22.91	0.0992		0.4903		20.2	159,188
September 30, 2013	26.37	0.1428		1.8746		22.9	200,723
September 30, 2014	27.41	0.0889		2.0445		22.3	225,609
September 30, 2015	25.39	0.0997		3.4844		21.3	237,669
September 30, 2016	25.41	0.0931		1.4736		22.7	252,980
September 30, 2017	28.79	0.0752		1.1754		24.9	301,091
September 30, 2018	30.37	0.0277		3.0205		25.9	352,592
September 30, 2019	29.61	0.1821		2.7546		24.8	387,738
September 30, 2020	28.68	0.1133		3.1017		29.1	418,165
September 30, 2021	35.98	0.0487	(a)	1.1473	(a)	25.5	544,703

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on December 28, 2020 to shareholders of record on December 24, 2020.

Historical Record Class N
(unaudited)

		Net
		Investment			Dollar	Growth of
	Net	Income	Capital Gain		Weighted	an Initial
	Asset Value	Distributions	Distributions		Price/Earnings	$10,000
Class N	Per Share	Per Share	Per Share		Ratio(2)	Investment(3)
February 28, 2005(1)	$22.59	$—	$—		23.1 times	$10,000
September 30, 2005	23.45	—	—		23.3	10,381
September 30, 2006	23.00	—	2.1340		22.4	11,158
September 30, 2007	25.03	—	1.0460		23.4	12,694
September 30, 2008	19.04	0.0067	2.5678		17.5	10,800
September 30, 2009	16.87	0.0969	1.1206		19.2	10,457
September 30, 2010	19.11	0.0666	—		20.7	11,890
September 30, 2011	18.49	0.0479	0.3831		17.2	11,741
September 30, 2012	22.63	0.0191	0.4903		20.2	14,732
September 30, 2013	26.04	0.0560	1.8746		22.9	18,516
September 30, 2014	27.03	—	2.0445		22.3	20,734
September 30, 2015	25.00	0.0002	3.4844		21.3	21,770
September 30, 2016	25.00	—	1.4736		22.7	23,091
September 30, 2017	28.29	—	1.1754		24.9	27,387
September 30, 2018	29.72	—	3.0205		25.9	31,972
September 30, 2019	28.91	0.0818	2.7546		24.8	35,025
September 30, 2020	27.94	0.0182	3.1017		29.1	37,666
September 30, 2021	34.97	—	1.1473	(a)	25.5	48,909

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on December 28, 2020 to shareholders of record on December 24, 2020.

Approval of Investment Advisory Contract
(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated March 31, 2021.

Liquidity Risk Management Program

(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 1, 2021, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of September 30, 2021. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and		in Fund	Other
	Held	Length of	Principal	Complex	Directorships
	With	Time	Occupations	Overseen	Held
Name and Age	Fund	Served	During Past 5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President,	(3), 17 years	President, Chief	4	None
60(1)(2)	Director		Executive Officer,
	and Lead		Chief Investment
	Portfolio		Officer and Director,
	Manager		Nicholas Company,
Inc., the Adviser to
the Fund. He is also
the Lead Portfolio
Manager of Nicholas
Fund, Inc. and
Nicholas Limited
Edition, Inc. and Co-
Portfolio Manager
of Nicholas Equity
Income Fund, Inc.

Directors and Officers of the Fund (continued)
(unaudited)

Number of
		Term of		Portfolios
	Positions	Office and		in Fund	Other
	Held	Length of	Principal	Complex Directorships
	With	Time	Occupations	Overseen	Held
Name and Age	Fund	Served	During Past 5 Years	by Director	by Director
DISINTERESTED DIRECTORS
John A. Hauser	Director	(3), 5 years	Chaplain, Door County	4	None
62			Medical Center, 2019
to present. Private
Investor, January
2017 to present.
Senior Vice President
Trust and Community
Relations, Nicolet Bank,
October 2016 to
December 2016. Senior
Vice President –
Director of Wealth
Services, Nicolet Bank,
April 2016 to October
2016. Prior to its
acquisition by Nicolet
Bank in April 2016,
Mr. Hauser served in
various senior
management roles for
Baylake Bank from
1984 to 2008 and from
2009 to April 2016.

David P. Pelisek, CFA	Director	(3), 2 years	Private Investor,	4	None
62			September 2016 to
present. Managing Director,
Robert W. Baird & Co.,
Inc. and Partner, Baird
Capital Partners Buyout
Funds I-V, January 1994
to May 2016.

Directors and Officers of the Fund (continued)
(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
David L. Johnson, CFA	Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
79(2)	Vice	38 years	the Adviser to the Fund.
President

Lawrence J. Pavelec, CFA	Senior Vice	Annual,	Executive Vice President, Secretary and Chief
62	President	17 years	Operating Officer, Nicholas Company, Inc., the
	and		Adviser to the Fund, and employed by the
	Secretary		Adviser since April 2003.

Jennifer R. Kloehn, CPA	Senior Vice	Annual,	Executive Vice President, Treasurer, Chief Financial
48	President,	5 years	Officer and Chief Compliance Officer, Nicholas
	Treasurer		Company, Inc., the Adviser to the Fund, and
	and Chief		employed by the Adviser since 1998.
Compliance
Officer

Brian J. Janowski,	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc., the
CFA, CPA	President	4 years	Adviser to the Fund, and employed by the Adviser
48	and		since December 2016. He has been Co-Portfolio
	Co-Portfolio		Manager of the Fund since April 2018. He was
	Manager		Co-Portfolio Manager for BMO Small- and
Mid-Cap Value Funds from 2008 to 2016.

Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser to
64	President	35 years	the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	David O. Nicholas is a nephew of David L. Johnson.
(3)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy
(unaudited)

     Nicholas II, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan – An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas II – Class I
$1,000 initial investment on	10/17/1983	*	9/30/2011
Number of years investing $100 each month
following the date of initial investment	38		10
Total cash invested	$46,600		$13,000
Total dividend and capital gain distributions reinvested	$319,761		$8,433
Total full shares owned at 09/30/2021	15,209		826
Total market value at 09/30/2021	$547,403		$29,733

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the date specified by the investor. Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers

DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

DAVID L. JOHNSON, Executive Vice President

BRIAN J. JANOWSKI, Senior Vice President

JENNIFER R. KLOEHN, Senior Vice President, Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, there were no amendments to the provisions of the Code of Ethics adopted in Item 2(a) above.

(d) During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the Code of Ethics adopted in Item 2(a) above.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,400 in 2021 and $31,400 in 2020.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,850 in 2021 and $6,650 in 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $18,700 in 2020 and $18,200 in 2019. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2020 and 10/31/2019, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2), attached hereto as EX-99.CODE ETH.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas II, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: November 22, 2021

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: November 22, 2021

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: November 22, 2021